SECURITIES AND EXCHANGE COMMISSION


                      WASHINGTON, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15 (D)
              OF THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 14, 1996


                    JACKSONVILLE BANCORP, INC.


    TEXAS                     0 - 28070                 75-26332781
(State of
Incorporation)          (Commission File No.)              (IRS No)



COMMERCE AND NECHES STREET   JACKSONVILLE, TEXAS              75766
(Address of Principal Executive Offices)                 (Zip Code)



                                (903) 586-9861
             (Registrant's Telephone Number, Including Area Code)


                                NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

      Item 5.   OTHER EVENTS

      Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                AND EXHIBITS

                (a)  Not applicable

                (b)  Not applicable

                (c)  Exhibits:

                     (99)   Press Release, dated November 14, 1996



                            SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          JACKSONVILLE BANCORP, INC.


     Date:  11-14-96                      By:  /S/ CHARLES BROADWAY
                                               --------------------
                                               Charles Broadway,
                                               Chief Executive Officer